                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 9, 1998
                        (Date of earliest event reported)


                            Family Restaurants, Inc.
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             (Exact name of Registrant as specified in its charter)


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

          Delaware                       33-14051                         33-0197361
  (State of Incorporation)         (Commission File No.)      (IRS Employer Identification No.)

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                18831 Von Karman Avenue, Irvine, California 92612
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          (Address of principal executive offices, including zip code)


                                 (949) 757-7900
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        Family Restaurants, Inc., a Delaware corporation (the "Registrant"), FRI-Sub, Inc., a Delaware corporation and wholly owned indirect subsidiary of the Registrant (the "Merger Sub"), and Koo Koo Roo, Inc., a Delaware corporation ("KKR"), have entered into an Agreement and Plan of Merger, dated as of June 9, 1998 (the "Merger Agreement"), pursuant to which the Merger Sub will merge with and into KKR (the "Merger"), with KKR as the surviving corporation of the Merger. As a result of the Merger, KKR will become a wholly owned indirect subsidiary of the Registrant. The closing of the Merger is subject to certain conditions, including but not limited to, the approval of the common stockholders of KKR, the obtaining of certain regulatory approvals and the listing of the common stock, par value $0.01 per share, of the Registrant (the "Registrant Common Stock") on the Nasdaq National Market, subject to notice of official issuance.

        As a result of the Merger, each outstanding share of common stock, $.01 par value, of KKR will be converted into the right to receive one share of Registrant Common Stock, representing approximately 33% of the Registrant. Concurrent with the signing of the Merger Agreement, the Registrant entered into an agreement to provide a $3.0 million loan to KKR. Additionally, in connection with the Merger, FRI-MRD Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant, will issue new senior secured discount notes for net proceeds of approximately $21.0 million and El Torito Restaurants, Inc. and Chi-Chi's, Inc., both Delaware corporations and wholly owned indirect subsidiaries of the Registrant, are expanding their existing working capital line of credit by an additional $20.0 million. The Merger will be accounted for as a purchase.

        The Merger Agreement is attached hereto and incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to such exhibit.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

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EXHIBIT        DESCRIPTION
-------        -----------
    2          Agreement and Plan of Merger, dated as of June 9, 1998, by and among Family Restaurants, Inc., FRI-Sub, Inc. and Koo Koo Roo,
               Inc.

   99          Press Release, dated June 10, 1998
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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FAMILY RESTAURANTS, INC.



                                             By: /s/ TODD E. DOYLE
                                                 -------------------
                                                 Todd E. Doyle
                                                 Vice President and
                                                 General Counsel


Date: June 16, 1998



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

                                  EXHIBIT INDEX


Number                       Exhibit
------                       -------

   2 Agreement and Plan of Merger, dated as of June 9, 1998, by and among Family Restaurants, Inc., FRI-Sub, Inc. and Koo Koo Roo, Inc.

   99          Press Release, dated June 10, 1998